UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2013
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Labelle, St-Jerome Quebec, Canada	J7Z 5L2
(Address of principal executive offices)	(Zip Code)

(855) 492-5245
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Board of Directors (the "Board") of Technolgies Scan Corp., a Nevada corporation (the "Company"), approved the execution of a letter of intent dated as of April 27th, 2013 (the "Letter of Intent"), with Social Geek Media Inc., a private company organized under the laws of Canada ("Social Geek").

Social Geek has developed a line of food supplement and nutritional products known under the brand name "Proteina21" (the "Proteina21 Products"). Social Geek has also developed a marketing and comercialization strategy, including an online automated platform to accept orders, process payment, ship products and provide customer support, for its Proteina21 Products. In accordance with the terms and provisions of the Letter of Intent, the Company will acquire an exclusive license to market and sell the Proteina21 Products for the entire territory of the United States, which shall be divided into four regions to be developed in the following order: North East, Midwest, South and West. In further accordance with the terms and provisions of the Letter of Intent, the Company agrees to pay Social Geek a total of 200,000,000 shares of its common stock as consideration for the acquisition of the exclusive license for the first region, the North East. Additional rights for the commercialization in the three other terriroties shall be provided for in the definitive license agreement and would be based on results from operations by the Company in the North East. Lastly, the Company shall have a right of first refusal in the event Social Geek undertakes to market and distribute its Proteina21 Products in Europe.

The Company shall provide for a financing of $100,000 at the closing of a definitive license agreement under certain terms and conditions. Both the Company and Social Geek need to complete their respective due diligence by May 7, 2013. In the event both parties are satisfied with its due diligence, the Company and Social Geek shall execute a detailed license agreement, electronic commerce supporting agreement and any other documentation as required.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter of Intent between Technologies Scan Corp. and Social Geek Media Inc. dated April 27th, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

	By:	/s/ Ghislaine St-Hilaire
DATE: May__, 2013	Name:	Ghislaine St-Hilaire
	Title:	President

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